CRM International Opportunity Fund

Supplement Dated as of March 20, 2018

to the Summary Prospectus, Prospectus and

Statement of Additional Information

Dated October 27, 2017

On March 20, 2018, the Board of Trustees of CRM Mutual Fund Trust authorized the liquidation of CRM International Opportunity Fund (the “Fund”).

The Fund is no longer accepting purchase orders and has begun converting its assets into cash equivalents. As a result, the Fund is no longer pursuing its stated investment objective. As of the close of business on April 30, 2018 (the “Liquidation Date”), the Fund will distribute pro rata to the Fund’s shareholders of record as of the close of business on the Liquidation Date all of the remaining assets of the Fund in complete cancelation and redemption of all of the outstanding shares of the Fund’s assets.

Shareholders may redeem their shares any time prior to the Liquidation Date. Shareholders may also exchange their shares of the Fund for the same class of shares of other available CRM Funds any time prior to the Liquidation Date.

Any liquidation distribution due to the Fund’s shareholders will be distributed by the mailing of a check to such person at such person’s address of record, unless such person issues other written instructions to the Fund prior to the Liquidation Date.

The liquidation of the Fund, or the redemption or exchange of fund shares, may result in income tax liabilities for you. Consult your tax adviser regarding the tax implications of a redemption or exchange of your shares in light of your particular circumstances.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE